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    FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT, LOAN
             AGREEMENT, AND SECURITY AGREEMENT


    This First Amendment (this "Amendment") is made this ____ day of July, 1997, by TECHDYNE, INC., a Florida corporation ("Borrower") and BARNETT BANK, N.A., a national banking association ("Lender") successor by merger and name change to BARNETT BANK OF SOUTH FLORIDA, N.A. ("BBSF").

                                 W I T N E S S E T H:

    RECITALS:

    A. BBSF and Borrower executed a Loan and Security Agreement (the "Loan and Security Agreement"), a Loan Agreement (the "Loan Agreement"), and a Security Agreement (the "Security Agreement")(collectively, the "Agreements"), all dated February 8, 1996.

    B. Borrower has requested Lender to modify and amend the Agreements, and Lender is willing to modify the Agreements as more particularly provided herein.

    C. Contemporaneously herewith, the Borrower is executing to the order of Lender a Revolving Demand Promissory Note in the principal sum of $2,500,000.

    NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, the parties do hereby agree as follows:

    1. Recitals. Borrower hereby represents and warrants to Lender that the foregoing recitals are true and correct, and such recitals are incorporated herein by reference and made a part hereof for all purposes.

    2.   Definitions.

         (a) Except as otherwise expressly provided herein, all capitalized terms used in this Amendment shall have the meanings set forth in the Agreements, as modified hereby.

         (b) The definitions of the following terms contained in Section 1.1 of the Loan and Security Agreement are hereby modified and amended, in their entirety, to read respectively as set forth below:

         "Borrowing Base" on any date shall mean the principal sum of $2,500,000 less any moneys borrowed by Borrower for the purpose financing the acquisition of Lytton Incorporated.

         "Commitment Termination Date" shall mean the date upon which Lender shall have no further obligation to make Loans under this Agreement, which shall be the earliest to occur of (i) the date upon which demand for payment is made under the Note, (ii) the date upon which the Lender in its sole discretion elects to terminate the Revolving Credit Commitment, regardless of whether any Event of Default shall then exist, (iii) the date upon which Lender terminates its obligation to make any further Loans pursuant to Section 11.2 of the Agreement, or (iv) October 31, 1997.

         "Note" shall mean the Revolving Demand Promissory Note dated
    July ___,



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    1997 in the principal sum of $2,500,000 executed by Borrower to the order of Lender, as the same may be amended from time to time hereafter.

         (c) Sections 1.1 of the Loan and Security Agreement and of the Loan Agreement are hereby modified and amended to add the following definition thereto:

         "Tangible Capital Funds" shall mean the sum of Net Worth (as defined in accordance with GAAP), plus Subordinated Debt, minus intangibles, minus loans or advances to Guarantor or majority-owned Affiliates. The Tangible Capital Funds of the Borrower shall be calculated on the basis of the Borrower's consolidated financial condition

    3.   Revolving Credit Facility.

         (a) Clause (ii) of Section 2.1(a) of the Loan and Security Agreement is hereby modified and amended in its entirety to read as follows:

         (ii) Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000).

         (b) Section 2.3 of the Loan and Security Agreement is hereby modified and amended, in its entirety, to read as follows:

         2.3 Maximum Credit Facility. Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan
    Documents, the aggregate amount of the Loans and Banker's Acceptances shall not exceed Two Million Five Hundred Thousand No/100 Dollars ($2,500,000) at any time outstanding.

    4. Security for the Obligations. Sections 4.3 of the Loan and Security Agreement is hereby deleted in its entirety.

    5.   Affirmative Covenants.

         (a) Sections 7.3(a) and 7.3(b) of the Loan and Security Agreement and Sections 5.3(a) and 5.3(b) of the Loan Agreement are deleted in their entirety.

         (b) Section 7.3(c) of the Loan and Security Agreement and Section 5.3(c) of the Loan Agreement are hereby modified and amended, in their entirety, to read as follows:

              Within one hundred five (105) days after the close of the calendar year, beginning with the year ending December 31, 1995, audited consolidated financial statements of the Borrower and its Subsidiaries as of the fiscal year then ended, prepared in accordance with GAAP, applied on a basis consistent with the preceding year or containing disclosure of the effect on financial position or results of operation of any change in the application of accounting principles and practices during the year, and accompanied by (i) a report thereon, containing an unqualified opinion, without scope limitations imposed by the Borrower, from a firm of independent certified public accountants selected by the Borrower and acceptable to the Lender,
    (ii) a copy of each "management letter", if any, from such accountants to the Borrower in connection with such accountants' audit; and (iii) internally prepared, non-audited financial statements, including balance sheets and profit and loss statements, for each company included in

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    the audited consolidated financial statements as of the fiscal year then ended, prepared in accordance with GAAP, applied on a basis consistent with the preceding year or containing disclosure of the effect on financial position or results of operation of any change in the application of accounting principles and practices during the year.

         (c) Section 7.3 (f) of the Loan and Security Agreement is hereby deleted in its entirety.

         (d) Sections 7.3 (g) of the Loan and Security Agreement is hereby modified and amended in its entirety to read as follows:

              (g) On or before the fifteenth (15th) day of each quarter and at such other times as requested by Lender, an accounts receivable aging report, prepared by invoice date, and an accounts payable listing and aging report, all as of the end of the immediately preceding quarter.

         (e) Section 7.13 of the Loan and Security Agreement and Section 5.11 of the Loan Agreement are hereby modified and amended in their entirety to read as follows:

              Debt Service Coverage Ratio. Borrower shall maintain a Debt Service Coverage Ratio of at least 1.25:1.00 as of the end of each quarter, which ratio shall be calculated using Borrower's financial statements, excluding the financial figures of Litton Industries. For purposes hereof, the "Debt Service Coverage Ratio" shall be calculated at the end of quarter utilizing the immediately preceding four calendar quarters, on a rolling basis, and shall mean the ratio of (1) the sum of (a) the net income (or loss) of Borrower, less dividends, plus (b) interest expense on Indebtedness (including the Obligations), plus (c) depreciation expenses, plus (d) amortization expense, to (2) the sum of (a) current maturities of long term debt, plus (b) interest expense, all determined in accordance with GAAP.

         (e) Sections 7.14 and 7.15 of the Loan and Security Agreement and Sections 5.12 and 5.13 of the Loan Agreement are hereby modified and amended, in their entirety, to read as follows:

          Current Ratio. The Borrower shall maintain a Current Ratio of at least 1.5:1 at all times, which ratio shall be calculated exclusive of the financial effects of the Lytton acquisition. For purposes hereof, the term "Current Ratio" shall be defined as the ratio of Current Assets to Current Liabilities, as such terms are defined in accordance with GAAP. Although the Borrower shall be required at all times to comply with Section 7.14 of the Loan and Security Agreement and Section 5.12 of the Loan Agreement, the Lender shall test the Borrower's compliance on a quarterly basis using the consolidated financial statements and other information provided by Borrower.

          Tangible Capital Funds Ratio. The Borrower shall maintain a ratio of Total Debt to Tangible Capital Funds of at least 1.25:1 at all times, which ratio shall be calculated exclusive of the financial effects of the Lytton acquisition. Although the Borrower shall be required at all times to comply with Section 7.15 of the Loan and Security Agreement and Section 5.13 of the Loan Agreement, the Lender shall test the Borrower's compliance on a quarterly basis using the consolidated financial statements and other information provided by Borrower.

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         (f)  Section 6. of the Security Agreement,  Covenants of Borrower, is
hereby modified and amended to incorporate all applicable modifications made to
Section 5. of the Loan Agreement pursuant to this Amendment.

    6.   Negative Covenants.

         (a)  Sections 8.2 and 8.3 of the Loan and Security Agreement and
Section 6.2 and 6.3 of the Loan Agreement are hereby deleted in their entirety.

         (b) Section 8.6 of the Loan and Security Agreement and Section 6.6 of the Loan Agreement are hereby modified and amended in their entirety to read as follows:

              Transactions With Related Persons. Directly or indirectly, make or repay any loan or advance to, or purchase, assume or guarantee any obligation of, any of the Borrower's officers or directors, or any members of their immediate families except that (a) the Borrower may make travel or other reasonable expense advances to employees in the ordinary course of business; and (b) the Borrower may allow directors and officers to exercise warrants and options to purchase Stock of the Borrower with the execution of purchase money notes in favor of the Borrower provided that such notes must be secured by a first lien priority pledge of the Stock so purchased.

         (c) Section 8.7 of the Loan and Security Agreement and Section 6.7 of the Loan Agreement are hereby deleted in their entirety.

    7. Asset Based Lending Audits. Notwithstanding anything to the contrary set forth in the Loan and Security Agreement, asset based collateral audits will no longer be required to be performed under the Loan and Security Agreement.

    8. Amendment of Loan Documents. All references in the Loan Documents to the Agreements are hereby modified and amended to refer to and mean the Agreements, as modified hereby.

    9. Extent of Amendments; Ratification. Except as expressly modified by this Amendment, all of the terms and provisions of the Loan Documents shall remain in full force and effect. Borrower hereby acknowledges and confirms that the Agreements, as modified hereby, constitute valid and binding agreements, enforceable in accordance with their respective terms. The Loan and Security Agreement shall continue to secure all obligations under or in connection with the Note, and nothing in this Amendment shall affect the priority of the liens and security interests created by the Loan Documents over other liens or encumbrances. This Amendment is not intended by the parties to be a novation of the Loan Documents. The parties hereby ratify and confirm the Loan Documents, as modified hereby.

    10. Representations and Warranties. Borrower hereby represents and warrants to Lender and agrees as follows:

         (a) There are no suits, actions or proceedings pending (nor, to the knowledge of Borrower are there any actions, suits or proceedings threatened) against the Borrower or any of its assets;

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         (b)  The Borrower is in full compliance with the terms of the
Agreements and the Loan Documents (with the exception of the technical defaults waived by Lender pursuant to its letter to Borrower dated March 14, 1997), all representations and warranties contained in the Agreements and the Loan Documents are true and correct as of the date hereof, and no default or event of default currently exists under any of the Agreements or the Loan Documents, as amended and modified hereby.

Borrower acknowledges and agrees that the Lender has relied on each of the foregoing representations and warranties in entering into this Amendment.

    11. Costs and Expenses. As a condition precedent to the execution of this Amendment by Lender, Borrower shall pay all fees, costs, expenses and disbursements of Lender incurred in connection with the preparation, execution, delivery and performance of this Amendment and the Loan Documents, as modified by this Amendment, including, without limitation, all UCC search fees, and fees and disbursements of Lender's counsel.

    12. Release of Claims. Borrower hereby acknowledges, confirms and agrees that as of the date of this Amendment, Borrower has no defenses, rights of set-off, claims or counterclaims to the enforcement of the Loan Documents, as modified by this Amendment. Borrower hereby releases, remises, acquits, satisfies and forever discharges Lender and its affiliates (including, without limitation, parent corporations and subsidiaries) and their respective shareholders, directors, employees, officers, agents, attorneys, insurers, reinsurers, sureties, successors and assigns (collectively, the "Released Parties") from any and all actions, causes of actions, suits, debts, costs, attorneys' fees, obligations, liabilities, promises, damages, matters, claims and demands whatsoever (whether at law, in equity or under federal, state or foreign statute) which Borrower ever had, now has or hereafter may have against the Released Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through and including the date of this Amendment, including, without limitation, any of the foregoing which directly or indirectly arise out of or in any manner in connection with the Loan Documents, as modified by this Amendment.

    13. Governing Law; Construction. This Amendment shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Florida and the laws of the United States, as applicable. Time is of the essence with respect to all provisions of this Amendment. Whenever used, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all others. Use of the words "herein", "hereof", "hereunder", and any other words of similar import refer to this Amendment as a whole and not to any particular section or sub-section of this Amendment unless otherwise specifically noted in this Amendment. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions of this Amendment. If any portion of this Amendment shall be unenforceable for any reason whatsoever, the balance of this Amendment shall not in any way be affected thereby and shall be remain enforceable to the fullest extent allowed by law.

    14. Entire Agreement. This Amendment and certain other documents of event date herewith contain the entire agreement between the parties concerning the modification of the Loan Documents, and all prior agreements relating to the modification of the Loan Documents are superseded in their entirety by the provisions thereof. No promise, representation or warranty not contained herein has been made by Lender to induce Borrower to execute this Amendment.

                                     5

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    15.  Binding Upon Successors and Assigns.  This Amendment shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

    16. WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY, UNCONDITIONALLY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS AMENDMENT, THE LOAN DOCUMENTS, AS MODIFIED HEREBY, OR ANY OTHER DOCUMENTS NOW EXISTING OR HEREAFTER EXECUTED IN CONNECTION WITH THE FACILITY ESTABLISHED UNDER THE AGREEMENT, AS MODIFIED HEREBY, OR OTHERWISE ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF BORROWER OR LENDER. THIS IRREVOCABLE WAIVER OF THE RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS AMENDMENT.

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


Signed, sealed and delivered      TECHDYNE, INC., a Florida corporation
in the presence of:


_________________________         By_____________________________________
First Witness                       Name:
                                    Title:


_________________________
Second Witness

                             BARNETT BANK, N.A., a national banking
                             association, successor by merger to Barnett Bank of South Florida, N.A.


_________________________         By_____________________________________
First Witness                       Name:
                                    Title:

_________________________
Second Witness



                   )
                   )SS
                   )


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

    The foregoing instrument was acknowledged before me this __________ day of July, 1997, by ___________________ the ______________________ of TECHDYNE, INC.,
a Florida corporation, on behalf of the corporation. He/she is personally known to me or has produced ____________________ as identification.


                        _____________________________
Seal:                        Notary Public
                        Printed Name of Notary:
                            _________________________
My commission expires:


                   )
                   )SS
                   )

    The foregoing instrument was acknowledged before me this __________ day of July, 1997, by ___________________ the ______________________ of BARNETT BANK,
N.A., a national banking association, on behalf of that national banking association. He/she is personally known to me or has produced
____________________ as identification.


                        _____________________________
Seal:                        Notary Public
                        Printed Name of Notary:
                            _________________________
My commission expires:





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